SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 17, 2003

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 683-1200

ITEM 5.          OTHER EVENTS.

On October 17, 2003, EXACT Sciences Corporation issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.

ITEM 7.                             FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1         Press Release dated October 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

October 22, 2003	By:	/s/ John A. McCarthy, Jr.
John A. McCarthy, Jr.
Executive Vice President, Chief
Operating Officer, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 17, 2003.